SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

EBAY INC.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.
DANIEL A. NINIVAGGI
JONATHAN CHRISTODORO
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

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[   ]          Fee paid previously with preliminary materials.

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[PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION, DATED MARCH 11, 2014]

2014 ANNUAL MEETING OF STOCKHOLDERS

OF

EBAY INC.

___________________

PROXY STATEMENT

DATED [_______] [__], 2014

OF

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.
DANIEL A. NINIVAGGI
JONATHAN CHRISTODORO
__________________

To Our Fellow eBay Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders (“Stockholders”) of eBay Inc., a Delaware corporation (“eBay,” the “Corporation” or the “Company”) with its principal executive offices located at 2145 Hamilton Avenue, San Jose, California 95125, in connection with the solicitation of proxies by Carl C. Icahn and the other Participants (as hereinafter defined), to be used at the 2014 Annual Meeting of Stockholders of eBay (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) which is scheduled to be held at Town Square, 2161 North First Street, San Jose, California 95131, on [_______] [__], 2014, at [____] a.m. (Pacific Standard Time). This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about [_______] [__], 2014.

Proposal 1 – Election of Directors

At the Annual Meeting, the Participants will seek to elect to the Board the following persons (each a “Nominee” and collectively, the “Nominees”):

DANIEL A. NINIVAGGI
JONATHAN CHRISTODORO

The Icahn Parties (as hereinafter defined) believe that the Nominees have impressive qualifications and that their experience would be extremely beneficial to eBay and also, therefore, to its stockholders. Mr. Ninivaggi has a strong background in operations and management having served in various executive roles and having served on a number of public and private boards, including Motorola Mobility and CIT Group.  Mr. Christodoro has extensive experience in finance, substantial knowledge of capital markets and significant business experience as a director in various companies, including Herbalife Ltd. and Hologic, Inc.  The Icahn Parties believe that the Nominees’ knowledge of operations, investments and corporate finance will significantly increase the business expertise and leadership of the Board.  Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as a director.

Under the proxy rules we may only solicit proxies for our Nominees, which would result in limiting the ability of Stockholders that would like to vote for our Nominees to fully exercise their voting rights to vote for up to a full complement of four directors. Alternatively, we may solicit proxies in support of our Nominees and also seek authority to vote for all of the eBay nominees other than those eBay nominees that we specify. This would enable a Stockholder who desires to vote for up to a full complement of four director nominees to use the GOLD proxy card to vote for our Nominees as well as the eBay nominees for whom we are seeking authority to vote other than those nominees as to which the Stockholder specifically withholds our authority to vote for. We have determined to nominate a slate of two Nominees, Mr. Ninivaggi and Mr. Christodoro, and are seeking authority to vote for up to all of the eBay nominees other than Scott Cook and Fred D. Anderson. As a result, should a Stockholder so authorize us, on the GOLD proxy card, we would cast votes for our two Nominees and two eBay nominees. None of the eBay nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

Proposal 6 – Advisory Vote To Recommend the Board and Management Act Expeditiously to Separate PayPal from eBay

At the Annual Meeting, High River Limited Partnership (“High River”), an entity controlled by Carl C. Icahn, and the other Participants will propose that eBay’s Stockholders adopt the following resolution on a non-binding, advisory basis (the “Stockholder Proposal”):

“Shareholders recommend that the Board of Directors and management act expeditiously, consistent with effective tax considerations, to engage an investment banking firm to effectuate a spin-off of eBay’s Payments segment into a separately traded public company.”

eBay’s Payments segment (“PayPal”) is a significantly higher growth business than the Marketplaces segment. According to the Company’s Form 10-K for the fiscal year ended December 31, 2013 (the “Form 10-K”), total net revenues for PayPal increased by 19% in 2013 as compared to an increase of only 12% for the Marketplaces segment. The Participants believe that the Marketplaces segment holds back the fair valuation of PayPal, which, if it were a stand-alone company, would trade at a higher multiple more in line with the Company’s pure play financial services peers, such as MasterCard and Visa. There are only negligible synergies that result from keeping PayPal and the Marketplaces segment together, particularly since the mix of business for PayPal has shifted materially since its acquisition by eBay in 2002. In fact, the Participants believe that PayPal could grow even faster if it were not part of the Company, as certain large online retailers, who consider themselves competitors of the Marketplaces segment, would be more apt to adopt PayPal as a preferred method of processing payments (which would necessarily require sharing commercially sensitive data) if it were not part of the Company. The Participants also believe that both PayPal and the Marketplaces segment would benefit from senior management teams focused solely on each segment’s respective core business – financial services and ecommerce – which require distinctly different skill sets. Therefore, the Participants intend to bring the Stockholder Proposal before Stockholders at the Annual Meeting (or a special meeting of Stockholders called for a similar purpose) in order to prove to the Board that Stockholders support a spin-off, IPO or other separation of PayPal from eBay.

MR. DANIEL NINIVAGGI AND MR. JONATHAN CHRISTODORO ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS OF EBAY. THE PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD (I) FOR MR. DANIEL NINIVAGGI AND MR. JONATHAN CHRISTODORO AS DIRECTORS AND (II) FOR THE RECOMMENDATION TO SEPARATE PAYPAL FROM EBAY.

The Nominees and each of the other Participants have no interest in eBay other than through the beneficial ownership (if any) of shares of Common Stock, $0.001 par value per share, of eBay (the “Common Stock”),  or other securities (if any) of eBay, except as disclosed herein, including the Annexes hereto.

IMPORTANT

According to eBay’s Proxy Statement, the Bylaws (as hereinafter defined) and applicable law, (i) the election of the Nominees requires the affirmative vote of a plurality of the votes cast by the holders of Common Stock at a meeting at which a quorum is present in person or represented by proxy and (ii) the adoption of the Stockholder Proposal requires the affirmative vote of a majority of the votes cast by the holders of Common Stock at a meeting at which a quorum is present in person or represented by proxy. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the enclosed GOLD proxy card to vote FOR the election of each Nominee and FOR the adoption of the Stockholder Proposal.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY EBAY.  IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ONLY YOUR LATEST-DATED PROXY WILL BE COUNTED AT THE ANNUAL MEETING. SEE “VOTING PROCEDURES” AND “PROXY PROCEDURES” BELOW.

If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote the shares of Common Stock in its name at the meeting. Contact Georgeson at the number shown in this Proxy Statement for assistance or if you have any questions.

If you have any questions or require any assistance in executing your proxy, please contact:

Georgeson
Call toll-free: (888) 497-9677
E-mail: spinpaypalnow@georgeson.com

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at [__________________].

Only holders of record of Common Stock as of the close of business on [_______] [___], 2014 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of eBay filed with the Securities and Exchange Commission (“eBay’s Proxy Statement”) for the Annual Meeting, as of the Record Date, there were [__________] outstanding shares of Common Stock. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock held on the Record Date.

As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of [__________] shares of Common Stock, representing approximately [_________]% of the outstanding shares of Common Stock. The Participants and their affiliates intend to vote such shares of Common Stock FOR the Nominees and FOR the Stockholder Proposal recommending the Board and management act expeditiously to separate PayPal from eBay.

VOTE FOR THE NOMINEES AND FOR THE STOCKHOLDER PROPOSAL RECOMMENDING THE BOARD AND MANAGEMENT ACT EXPEDITIOUSLY TO SEPARATE PAYPAL FROM EBAY BY USING THE ENCLOSED GOLD PROXY CARD. PLEASE VOTE TODAY – BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

Participants in Solicitation of Proxies

In addition to the Nominees (who are Daniel Ninivaggi and Jonathan Christodoro), the participants in the solicitation of proxies (the “Participants”) from the Stockholders include the following: Carl C. Icahn, a citizen of the United States, High River Limited Partnership, a Delaware limited partnership (“High River”), Hopper Investments LLC, a Delaware limited liability company (“Hopper”), Barberry Corp., a Delaware corporation (“Barberry”), Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), Icahn Partners Master Fund LP, a Delaware limited partnership (“Icahn Master”), Beckton Corp., a Delaware corporation (“Beckton”), Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”), IPH GP LLC, a Delaware limited liability company (“IPH”), Icahn Capital LP, a Delaware limited partnership (“Icahn Capital”), Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”) and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”).

Icahn Partners, Icahn Master and High River (collectively, the “Icahn Parties”), are entities controlled by Carl C. Icahn.  Each of Daniel Ninivaggi and Jonathan Christodoro is employed by entities affiliated with Carl C. Icahn who are participants in this solicitation of proxies from the Stockholders. From time to time, Mr. Ninivaggi and Mr. Christodoro may serve on the boards of directors of entities in which Carl C. Icahn and/or his affiliates have an interest but do not control. In such situations Mr. Ninivaggi and Mr. Christodoro may receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like). Neither Mr. Ninivaggi nor Mr. Christodoro owns beneficially any interest in securities of eBay, and neither Mr. Ninivaggi nor Mr. Christodoro will receive any special compensation in connection with such solicitation.

Annex A attached hereto sets forth all transactions in securities of eBay effected during the past two years by the Participants and their beneficial ownership of securities of eBay.

With respect to each Participant, except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of eBay, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant’s associates have any arrangement or understanding with any person with respect to (A) any future employment by eBay or its affiliates or (B) any future transactions to which eBay or any of its affiliates will or may be a party.

In addition, except as set forth herein or in any of the Annexes attached hereto, neither any Participant nor any of their respective associates or immediate family members was a party to any transaction or series of transactions since the beginning of eBay’s last fiscal year, or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) eBay was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) any Participant, associate or immediate family member had or will have a direct or indirect material interest. Furthermore, except as set forth herein or in any of the Annexes attached hereto, (a) none of the Participants’ associates beneficially own, directly or indirectly, any securities of eBay, (b) none of the Participants own any securities of any parent or subsidiary of eBay and (c) no Participant owns any securities of eBay of record that such Participant does not own beneficially.

PROPOSAL 1 – ELECTION OF DIRECTORS

Section 1.15(a) of the Amended and Restated Bylaws of eBay (the “Bylaws”) provides that nominations of persons for election to the Board may be made “…(ii) by a stockholder who (A) was a stockholder of record…both at the time of giving the notice provided for in this Section 1.15 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 1.15 as to such nomination.”  On January 16, 2014, High River, a record holder of Common Stock, delivered timely notice in accordance with the foregoing and otherwise in accordance with the Bylaws notifying eBay that High River intends to nominate and will seek to elect at the Annual Meeting Daniel Ninivaggi and Jonathan Christodoro as members of the board of directors of eBay. Each Nominee, if elected, would serve a one-year term and hold office until the 2015 annual meeting of Stockholders and until a successor has been duly elected and qualified. Background information about each of the Nominees is set forth below and in the Annexes attached hereto.

According to eBay’s Proxy Statement, the Board intends to nominate four candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect Daniel Ninivaggi and Jonathan Christodoro and to enable Stockholders to vote for the eBay nominees other than Scott Cook and Fred D. Anderson. Therefore, should a Stockholder so authorize us, we will cast votes for our two Nominees and the two eBay nominees who are not Scott Cook and Fred D. Anderson. None of such eBay nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

Mr. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as further described in Annex A. Except as disclosed in this Proxy Statement, including the Annexes attached hereto, none of the Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.

The Nominees would not be barred from being considered independent under the independence standards applicable to the Company under (i) paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended and (ii) the Nasdaq listing standards.

MR. DANIEL NINIVAGGI, age 49

Mr. Ninivaggi has served as Co-Chief Executive Officer of Federal-Mogul Corporation (“Federal Mogul”), a supplier of automotive powertrain and safety components, and Chief Executive Officer of Federal-Mogul’s Vehicle Components Group, since February 2014. Mr. Ninivaggi was President of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion, from April 2010 to February 2014, and its Chief Executive Officer from August 2010 to February 2014. From January 2011 to May 2012, Mr. Ninivaggi served as the Interim President and Interim Chief Executive Officer of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 to 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006 to 2009. Lear Corporation filed for bankruptcy in July 2009 and emerged in November 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010. Mr. Ninivaggi has been a director of: CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; Icahn Enterprises L.P., since March 2012; Tropicana Entertainment Inc., since January 2011; and Federal-Mogul, since March 2010. Mr. Ninivaggi was previously a director of: American Railcar Industries, Inc., a railcar manufacturing company, from June 2013 to February 2014; CVR Energy, Inc., a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, from May 2012 to February 2014; CVR Partners LP, a nitrogen fertilizer company, from May 2012 to February 2014; PSC Metals Inc., a metal recycling company, from April 2012 to February 2014; WestPoint Home LLC, a home textiles manufacturer, from February 2012 to February 2014; Viskase Companies, Inc., a meat casing company, from June 2011 to February 2014; XO Holdings, a competitive provider of telecom services, from August 2010 to February 2014; Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions, from December 2010 to May 2012; and CIT Group Inc., a bank holding company, from December 2009 to May 2011. Icahn Enterprises L.P., American Railcar Industries, Inc., CVR Refining, CVR Energy, Inc., CVR Partners LP, PSC Metals Inc., WestPoint Home LLC, Viskase Companies, Inc., XO Holdings, Federal-Mogul and Tropicana Entertainment Inc. are each indirectly controlled by Carl C. Icahn. Mr. Icahn previously had interests in Lear Corporation, Motorola Mobility Holdings, Inc. and CIT Group Inc. through the ownership of securities. Mr. Ninivaggi received a B.A. in History from Columbia University in 1986, a Masters of Business Administration from the University of Chicago in 1988 and a J.D. from Stanford Law School in 1991.  Mr. Ninivaggi does not, and his associates do not, own, beneficially or of record, any shares of capital stock of eBay. Mr. Ninivaggi’s business address is c/o Federal-Mogul Corporation, 26555 Northwestern Highway, Southfield, Michigan 48033.

Based upon Mr. Ninivaggi’s strong background in operations and management having served in various executive roles and having served on a number of public and private boards, including Motorola Mobility Holdings, Inc., CVR Energy, Inc. and CIT Group Inc., the Icahn Parties believe that Mr. Ninivaggi has the requisite set of skills to serve as a Board member of eBay.

On February 11, 2010, Icahn Enterprises L.P. (“Icahn Enterprises”) entered into an employment agreement with Daniel A. Ninivaggi (the “Original Ninivaggi Agreement” and, as subsequently amended by the October 2012 Ninivaggi Amendment (as defined below), the February 2013 Ninivaggi Amendment (as defined below) and the November 2013 Ninivaggi Amendment (as defined below), the “Ninivaggi Agreement”) pursuant to which Mr. Ninivaggi serves as the President and Chief Executive Officer of Icahn Enterprises, Icahn Enterprises Holdings L.P. (“Icahn Holdings”) and Icahn Enterprises GP Inc., affiliates of Mr. Icahn.  Under the Ninivaggi Agreement, Mr. Ninivaggi is (1) principally responsible for overseeing portfolio company operations and (2) involved with acquisitions, dispositions and financings engaged in by Icahn Enterprises, Icahn Holdings and subsidiaries.

Pursuant to the Ninivaggi Agreement, Mr. Ninivaggi was originally entitled to: (i) a base salary at the per annum rate of $650,000 for the period ending December 31, 2010 and for each of the calendar years ending December 31, 2011 and 2012; (ii) a bonus in the amount of $550,000 for the period ending on December 31, 2010; and (iii) a bonus of $650,000 for the calendar year ending December 31, 2011.  Pursuant to an amendment to the Ninivaggi Agreement in October 2012 (the “October 2012 Ninivaggi Amendment”), Mr. Ninivaggi received a base salary of $1.3 million per annum effective November 1, 2012 and a bonus of $542,666 for the year ended December 31, 2012. Pursuant to a February 2013 amendment to the Ninivaggi Agreement (the “February 2013 Ninivaggi Amendment”), Mr. Ninivaggi received a base salary of $2.2 million per annum effective January 1, 2013, and pursuant to a November 2013 amendment to the Ninivaggi Agreement (the “November 2013 Ninivaggi Amendment”), beginning January 1, 2014, Mr. Ninivaggi received a base salary at the rate of $100,000 every two weeks.  In addition, Mr. Ninivaggi received a bonus in the amount of $300,000 on November 22, 2013.  Mr. Ninivaggi also received a relocation payment of $300,000 in connection with the commencement of his employment.

Effective February 5, 2014, Mr. Ninivaggi resigned as President and Chief Executive Officer and terminated the Ninivaggi Agreement.  On February 5, 2014, Mr. Ninivaggi entered into an Employment Agreement (the “FMO Employment Agreement”) pursuant to which he was appointed Co-Chief Executive Officer of Federal-Mogul Corporation and Chief Executive Officer of the Vehicle Components Group of Federal-Mogul Corporation. Icahn Enterprises owns approximately 80.7% of the outstanding common stock of Federal-Mogul Corporation. Pursuant to the FMO Employment Agreement, Mr. Ninivaggi receives cash compensation at the rate of $98,000 payable every two weeks.

On February 11, 2010, Icahn Enterprises and Mr. Ninivaggi entered into a Class A Option Agreement and Class B Option Agreement (together, the “Option Agreements”). Pursuant to terms of the Ninivaggi Agreement, Mr. Ninivaggi was granted Class A options to purchase 100,000 Depositary Units (“Units”) of Icahn Enterprises with an exercise price of $45.60 per Unit, and Class B options to purchase 100,000 Units with an exercise price of $55.60 per Unit. Pursuant to the October 2012 Ninivaggi Amendment, Mr. Ninivaggi's options were terminated effective October 12, 2012, whether or not previously vested, and were rendered null and void, having no further force or effect.

MR. JONATHAN CHRISTODORO, age 37

Mr. Christodoro has served as a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since July 2012. Mr. Christodoro is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital. Prior to joining Icahn Capital LP, Mr. Christodoro served in various investment and research roles at P2 Capital Partners, LLC, Prentice Capital Management, LP and S.A.C Capital Advisors, LP. Mr. Christodoro began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries. Mr. Christodoro has been a director of: Hologic, Inc., a supplier of diagnostic, medical imaging and surgical products, since December 2013; Talisman Energy Inc., an independent oil and gas exploration and production company, since December 2013; Enzon Pharmaceuticals, Inc., a biotechnology company, since October 2013 (and has been Chairman of the Board of Enzon since November 2013); and Herbalife Ltd., a nutrition company, since April 2013. Carl C. Icahn has a non−controlling interest in Herbalife through the ownership of securities. Mr. Christodoro received an M.B.A from the University of Pennsylvania's Wharton School of Business with Distinction, majoring in Finance and Entrepreneurial Management. Mr. Christodoro received a B.S. in Applied Economics and Management Magna Cum Laude with Honors Distinction in Research from Cornell University. Mr. Christodoro also served in the United States Marine Corps.

Mr. Christodoro entered into an employment agreement with Icahn Holdings, an affiliate of Mr. Icahn, on July 16, 2012 (the “Christodoro Employment Agreement”), pursuant to which Mr. Christodoro was employed as a Managing Director with Icahn Capital LP.  The term of the Christodoro Employment Agreement commenced on July 16, 2012 and ends on December 31, 2014, unless earlier terminated under the terms thereof.  Under the Christodoro Employment Agreement, Mr. Christodoro is entitled to a base salary of $250,000 per annum and a discretionary bonus.  Under the Christodoro Employment Agreement, Mr. Christodoro was paid aggregate compensation of $240,000 for the year ended December 31, 2012 and $950,000 for the year ended December 31, 2013.  Under the Christodoro Employment Agreement, Mr. Christodoro is also entitled to participate in certain benefit programs and plans of Icahn Holdings.  He is also subject to certain confidentiality, non-solicit and non-compete obligations thereunder.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF MR. DANIEL NINIVAGGI AND MR. JONATHAN CHRISTODORO BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF MR. DANIEL NINIVAGGI AND MR. JONATHAN CHRISTODORO AND THE EBAY NOMINEES OTHER THAN SCOTT COOK AND FRED D. ANDERSON.

PROPOSAL 6 – ADVISORY VOTE TO RECOMMEND THE BOARD AND MANAGEMENT ACT EXPEDITIOUSLY TO SEPARATE PAYPAL FROM EBAY

eBay’s Payments segment (“PayPal”) is a significantly higher growth business than the Marketplaces segment. According to the Company’s Form 10-K for the fiscal year ended December 31, 2013 (the “Form 10-K”), total net revenues for PayPal increased by 19% in 2013 as compared to an increase of only 12% for the Marketplaces segment. The Participants believe that the Marketplaces segment holds back the fair valuation of PayPal, which, if it were a stand-alone company, would trade at a higher multiple more in line with the Company’s pure play financial services peers. There are only negligible synergies that result from keeping PayPal and the Marketplaces segment together, particularly since the mix of business for PayPal has shifted materially since its acquisition by eBay in 2002. In fact, the Participants believe that PayPal could grow even faster if it were not part of the Company, as certain large online retailers, who consider themselves competitors of the Marketplaces segment, would be more apt to adopt PayPal as a preferred method of processing payments (which would necessarily require sharing commercially sensitive data) if it were not part of the Company. The Participants also believe that both PayPal and the Marketplaces segment would benefit from senior management teams focused solely on each segment’s respective core business – financial services and ecommerce – which require distinctly different skill sets. Therefore, High River and the other Participants are proposing that Stockholders adopt the following resolution on a non-binding, advisory basis at the Annual Meeting in order to prove to the Board that that Stockholders support separating eBay and PayPal:

“Shareholders recommend that the Board of Directors and management act expeditiously, consistent with effective tax considerations, to engage an investment banking firm to effectuate a spin-off of eBay’s Payments segment into a separately traded public company.”

The Participants are asking Stockholders to indicate their support for the Stockholder Proposal that the Board and management of eBay act expeditiously to separate PayPal from eBay as described above. You may vote “FOR” or “AGAINST” the above resolution, or you may “ABSTAIN.” This advisory vote the Stockholder Proposal that the Board and management of eBay act expeditiously to separate PayPal from eBay will be approved if it receives the affirmative vote of a majority of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, if there is a quorum present at the Annual Meeting.

Your vote is advisory, and therefore not binding on eBay or the Board. Nevertheless, the Participants believe that the Company should value the opinions of its Stockholders and is hopeful that the Board will review and consider the outcome of this vote in considering the Stockholder Proposal that the Board and management of eBay act expeditiously to separate PayPal from eBay.

WE STRONGLY URGE YOU TO VOTE FOR THE STOCKHOLDER PROPOSAL TO SEPARATE PAYPAL FROM EBAY BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD FOR THE PROPOSAL TO SEPARATE PAYPAL FROM EBAY.

As noted below, you will also have an opportunity to vote for the Company’s proposals at the Annual Meeting on the GOLD proxy card.

BACKGROUND

On January 16, 2014, the Participants delivered timely notice (the “Notice”) in accordance with the Bylaws of their intention to nominate the Nominees for election to the Board at the Annual Meeting and to bring the Stockholder Proposal for a vote before the Annual Meeting.

On January 17, 2014, the Participants notified eBay by letter that they had filed a notice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, to enable the Participants to acquire more than $700 million of Common Stock

On each of January 17 and January 22, 2014, Carl C. Icahn and Mr. John Donahoe, eBay’s President and Chief Executive Officer, had telephone conversations concerning the Participants’ perspectives on eBay and the upcoming annual meeting. No agreements or understandings resulted from these conversations.

On January 22, 2014, eBay included in its quarterly earnings release for the period ended December 31, 2013 a statement that Carl C. Icahn had (i) acquired an economic interest of approximately 0.82% in the Company and (ii) delivered the Notice of his intention to nominate the Nominees and bring the Stockholder Proposal for a vote before the Annual Meeting.

On February 11, 2014, the Participants delivered to eBay an update to the Notice that included revised biographical information regarding one of the Nominees and indicated that the Participants had acquired call options that conferred beneficial ownership of approximately 2.15% of the outstanding Common Stock.

On February 18, 2014, the Federal Trade Commission granted early termination of the HSR Act waiting period to the Participants. Later that day, the Participants notified eBay by letter that they had exercised their call options, resulting in the Participants having beneficial ownership of approximately 2.15% of the outstanding Common Stock.

On February 22, 2014, Carl C. Icahn and Mr. John Donahoe had a telephone conversation to discuss the Stockholder Proposal and certain concerns Mr. Icahn has regarding corporate governance at eBay.

Beginning on February 24, 2014, Carl C. Icahn publicly issued open letters to stockholders of eBay (the “Icahn Open Letters”) raising questions about certain conflicts of interest that Mr. Icahn believes exist between the Company and two eBay directors, Marc Andreessen and Scott Cook, and the willingness of John Donahoe and the Board to tolerate those conflicts of interest.  On February 24, 2014, eBay, John Donahoe, Marc Andreessen and Pierre Omidyar, the non-independent Chairman of the Board of eBay, began publicly issuing responses to the Icahn Open Letters.  The Icahn Open Letters have all been filed with the SEC as additional soliciting materials.

On February 26, 2014, the Participants submitted a demand to inspect the Company’s books and records pursuant to Section 220 of the Delaware General Corporation Law (the “Demand”) and on February 28, 2014 submitted a demand to inspect certain eBay stocklist materials. eBay subsequently offered by letter to provide the Participants with certain documents responsive to the Demand but only on the condition that the Participants agree not to share the information in those documents with other eBay Stockholders.

In early March 2014, Mr. Icahn and Mr. Donahoe spoke by telephone and subsequently had an in-person meeting during which additional representatives of both parties were present.

Carl C. Icahn and John Donahoe continue to have discussions about the Stockholder Proposal and corporate governance at eBay from time to time.

On March 11, 2014, the Participants filed the preliminary form of this proxy statement with the SEC.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

According to eBay’s Proxy Statement, eBay is soliciting proxies with respect to four other proposals.  Please refer to eBay’s Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below.

IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES OF COMMON STOCK REPRESENTED BY YOUR GOLD PROXY CARD AGAINST PROPOSALS 2 AND 3 AND FOR PROPOSALS 4 AND 5.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

According to eBay’s Proxy Statement, the Company will also solicit proxies with respect to a proposal for the Stockholders to approve, on an advisory basis, the compensation paid to eBay’s named executive officers, as disclosed in eBay’s Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table, and the other related tables and disclosure contained in eBay’s Proxy Statement. Please refer to eBay’s Proxy Statement for a discussion of Proposal 2 and the related disclosure regarding eBay’s executive compensation. The Participants intend to vote, and recommend that you vote, AGAINST Proposal 2 because they believe that there is a pay for performance disconnect with the compensation of eBay’s named executive officers being too high in relation to the Company’s performance. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all of the shares of Common Stock represented by your GOLD proxy card AGAINST Proposal 2.

PROPOSAL 3 – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF EBAY’S 2008 EQUITY INCENTIVE AWARD PLAN

According to eBay’s Proxy Statement, the Company will also solicit proxies with respect to a proposal for Stockholders to approve the amendment and restatement of eBay’s 2008 Equity Incentive Award Plan. Please refer to eBay’s Proxy Statement for a discussion of Proposal 3. The Participants intend to vote, and recommend that you vote, AGAINST Proposal 3 because they believe that it could result in excessive dilution of Stockholders.  If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all of the shares of Common Stock represented by your GOLD proxy card AGAINST Proposal 3.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

According to eBay’s Proxy Statement, the Company will also solicit proxies with respect to a proposal for Stockholders to ratify the appointment of PricewaterhouseCoopers LLP as eBay’s independent auditors for the fiscal year ending December 31, 2014. Please refer to eBay’s Proxy Statement for a discussion of Proposal 4. eBay’s Board of Directors has recommended that Stockholders vote FOR Proposal 4. The Participants have not determined how they will vote, and make no recommendation as to how you should vote, with respect to Proposal 4. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all of the shares of Common Stock represented by your GOLD proxy card in accordance with the recommendation of eBay’s Board of Directors for Proposal 4. Therefore, if no marking is made, all of your shares will be voted FOR Proposal 4.

PROPOSAL 5 – STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

According to eBay’s Proxy Statement, the Company will also solicit proxies with respect to a proposal to request that the Board undertake such steps as may be necessary to permit action by written consent of stockholders. Please refer to eBay’s Proxy Statement for a discussion of Proposal 5.  The Participants intend to vote, and recommend that you vote, FOR Proposal 5 because they believe that as a matter of good corporate governance stockholders should have the right to act by written consent.  If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all of the shares of Common Stock represented by your GOLD proxy card FOR Proposal 5.

OTHER PROPOSALS

The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters other than those listed above should properly come before the Annual Meeting, the persons named on the enclosed GOLD proxy card will abstain from voting that proxy on such other matters.

VOTING PROCEDURES

According to eBay’s Proxy Statement, the Bylaws and applicable law, holders of shares of Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

A quorum must be present, in person or by proxy, in order for the Company to transact business at the Annual Meeting. A quorum is the presence in person or by proxy of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The shares of Common Stock represented by a proxy marked “withhold” or “abstain” and broker non-votes (as described below) will be considered present at the Annual Meeting for purposes of determining a quorum. According to eBay’s Proxy Statement, if a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

BROKER NON-VOTES

If you hold your shares of Common Stock through a bank, broker or other nominee and do not provide voting instructions to the record holder of the shares of Common Stock, your shares of Common Stock will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. In this case, a “broker non-vote” occurs. Shares of Common Stock constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether Stockholders have approved a proposal, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

The Participants’ Stockholder Proposal that the Board and management of eBay act expeditiously to separate PayPal from eBay (Proposal 6) is a “non-routine matter” and brokers do not have discretionary authority to vote your shares of Common Stock on “non-routine matters.” Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your shares of Common Stock for the Participants’ Stockholder Proposal that the Board and management of eBay act expeditiously to separate PayPal from eBay (Proposal 6) and your shares of Common Stock will not be voted at all with respect to that proposal.

The election of directors (Proposal 1), the non-binding advisory resolution approving eBay executive compensation (Proposal 2), the amendment and restatement of eBay’s 2008 Equity Incentive Award Plan (Proposal 3) and the stockholder proposal regarding stockholder action by written consent without a meeting (Proposal 5) are also “non-routine matters.” Your broker will not have discretionary authority to vote your shares of Common Stock for Proposal 1, Proposal 2. Proposal 3 or Proposal 5 and your shares of Common Stock will not be voted at all with respect to those proposals if you do not provide specific voting instructions to your broker for each of those proposals.

If your shares of Common Stock are held in street name, your broker or nominee has enclosed a GOLD voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares of Common Stock by following the instructions provided on the GOLD voting instruction card.

VOTING REQUIREMENTS

According to eBay’s Proxy Statement, with respect to Proposal 1 – ELECTION OF DIRECTORS – the Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director in uncontested elections (the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee). However, in a contested election such as this one, the standard for election of directors is the affirmative vote of a plurality of the votes cast by the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting and has not rescinded this determination by the date that is at least 20 days prior to the date of the meeting as initially announced.

According to eBay’s Proxy Statement, approval of each of PROPOSAL 2 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION, PROPOSAL 3 – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF EBAY’S 2008 EQUITY INCENTIVE AWARD PLAN, PROPOSAL 5 – STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING and PROPOSAL 6 – ADVISORY VOTE TO RECOMMEND THE BOARD AND MANAGEMENT ACT EXPEDITIOUSLY TO SEPARATE PAYPAL FROM EBAY requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted as present for purposes of these votes and will have the effect of a vote against these proposals.  Broker non−votes will not be counted as present and are not entitled to vote on the proposals.  As advisory votes, Proposals 2, 5 and 6 are not binding upon the Company or eBay’s Board of Directors.

According to eBay’s Proxy Statement, approval of PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS – requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The ratification of the appointment of the Company’s independent auditors is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with this Proposal 4.

Each of the Direct Beneficial Owners (as defined in Annex A) represents that they intend to deliver a proxy statement and the GOLD proxy card to holders of at least the percentage of the Company’s outstanding Common Stock required to approve or adopt Proposal 6 and to otherwise solicit proxies from the Company’s Stockholders in support of such proposal. In addition, each of the Direct Beneficial Owners represents they intend or are part of a group that intends to deliver a proxy statement and the GOLD proxy card to holders of at least the percentage of the Company’s outstanding Common Stock reasonably believed by each of the Direct Beneficial Owners to be sufficient to elect the Nominees.

VOTING INSTRUCTIONS

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1.	Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;
2.	Vote via the Internet by following the voting instructions on the GOLD proxy card or the GOLD voting instructions provided by your broker, bank or other holder of record;
3.	Vote by telephone by following the voting instructions on the GOLD proxy card or the GOLD voting instructions provided by your broker, bank or other holder of record; or
4.
Vote in person by attending the Annual Meeting. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. If you hold your shares of Common Stock through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case, Stockholders will be required to provide the unique control number which has been printed on each Stockholders GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those Stockholders submitting proxies by telephone or at the designated website for those Stockholders submitting proxies over the Internet. Stockholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy card and return it in the enclosed self-addressed, postage-paid envelope. All valid proxies received and not revoked prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY WILL BE VOTED (I) FOR THE ELECTION OF MR. DANIEL NINIVAGGI AND MR. JONATHAN CHRISTODORO AND EACH OF THE EBAY NOMINEES OTHER THAN SCOTT COOK AND FRED D. ANDERSON; (II) AGAINST THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF EBAY’S NAMED EXECUTIVE OFFICERS; (III) AGAINST THE AMENDMENT AND RESTATEMENT OF EBAY’S 2008 EQUITY INCENTIVE AWARD PLAN; (IV) FOR THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS EBAY’S INDEPENDENT AUDITORS FOR 2014; (V) FOR THE STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING; AND (VI) FOR THE PARTICIPANTS’ STOCKHOLDER PROPOSAL THAT THE BOARD AND MANAGEMENT OF EBAY ACT EXPEDITIOUSLY TO SEPARATE PAYPAL FROM EBAY.

If you have any questions or require any assistance in executing your proxy, please contact:

Georgeson
Call toll-free: (888) 497-9677
E-mail: spinpaypalnow@georgeson.com

PROXY PROCEDURES

IN ORDER TO SUPPORT THE ELECTION OF THE NOMINEES AND THE STOCKHOLDER PROPOSAL THAT THE BOARD AND MANAGEMENT OF EBAY ACT EXPEDITIOUSLY TO SEPARATE PAYPAL FROM EBAY, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR USE THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares of Common Stock after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares of Common Stock on the GOLD proxy card, even if you sell such shares of Common Stock after the Record Date.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES OF COMMON STOCK AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IF YOU WISH TO SUPPORT THE ELECTION OF THE NOMINEES AND THE STOCKHOLDER PROPOSAL THAT THE BOARD AND MANAGEMENT OF EBAY ACT EXPEDITIOUSLY TO ENGAGE AN INVESTMENT BANKING FIRM TO SEPARATE PAYPAL FROM EBAY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

Any Stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any white proxy cards which you may have submitted to eBay;
•	submitting a properly executed, subsequently dated white proxy card that will revoke all prior proxy cards, including any gold proxy cards which you may have submitted to the Icahn Parties or eBay;
•	instructing the Icahn Parties by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card);
•	attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or
•	delivering written notice of revocation either to the Icahn Parties c/o Georgeson, 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, or the Secretary of eBay.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO EBAY, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES OF COMMON STOCK VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTIES OR TO THE SECRETARY OF THE COMPANY.

If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares of Common Stock held in its name at the meeting. Contact Georgeson at the number shown in this Proxy Statement for assistance or if you have any questions.

Although a revocation is effective if delivered to eBay, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o Georgeson, 480 Washington Blvd, 26th Floor, Jersey City, NJ 07310, so that the Icahn Parties will be aware of all revocations.

COST AND METHOD OF SOLICITATION

Solicitation of proxies will be made by Icahn Capital, Carl C. Icahn, Daniel Ninivaggi and Jonathan Christodoro. Other employees of Icahn Capital may participate in the solicitation of proxies but will not receive additional compensation for doing so.

Icahn Capital has retained Georgeson to conduct the solicitation, for which Georgeson is to receive a fee of up to $100,000.00. Icahn Capital has agreed to indemnify Georgeson against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Georgeson pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet (including social media), electronic mail, advertising, press releases, telephone or telecopier or in person. It is anticipated that Georgeson will employ approximately 15 persons to solicit proxies from eBay’s Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $[____] to date, and is estimated to be $[________] in total.

The Icahn Parties will pay all costs associated with this solicitation. The Icahn Parties do not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Nominees are elected or that the Stockholder Proposal that the Board and Management of eBay act expeditiously to separate PayPal from eBay achieves majority Stockholder support.

ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN EBAY’S PROXY STATEMENT. This disclosure in eBay’s Proxy Statement includes, among other things, information regarding (i) eBay’s directors, director nominees, and executive officers, including, but not limited to, current biographical information and information about their backgrounds, qualifications and compensation, (ii) the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of eBay must be received by eBay for inclusion in the eBay Proxy Statement and form of proxy for that meeting, (iii) the date by which Stockholders must provide notice for other proposals intended to be presented at the next annual meeting of Stockholders, (iv) the date by which Stockholders must submit nominations for election to eBay’s Board at the next annual meeting of Stockholders, and (v) the securities of eBay held by eBay’s directors, management and 5% Stockholders. The Participants take no responsibility for the accuracy or completeness of such information contained in eBay’s public filings.

Date: [___________] [__], 2014

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.
DANIEL A. NINIVAGGI
JONATHAN CHRISTODORO

ANNEX A

SECURITY OWNERSHIP OF THE PARTICIPANTS

Title of Class	Name of Beneficial Owner1	Amount of Beneficial Ownership	Percent of Class2
Common Stock, $0.001 par value per share (“Shares”)	High River	5,560,403	0.43%
Shares	Icahn Partners	13,203,721	1.02%
Shares	Icahn Master	9,038,891	0.70%

(1)
Each Holder listed in this table is, as of the date of this Notice, the direct beneficial owner of the Shares set forth under the heading “Amount of Beneficial Ownership” and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners.”

(2)
Percentages of ownership set forth in this column were calculated based on the 1,294,654,966 Shares stated to be outstanding as of January 24, 2014 by the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on January 31, 2013.

Description of Beneficial Ownership and Beneficial Owners

Barberry Corp., a Delaware corporation (“Barberry”), is the sole member of Hopper Investments LLC, a Delaware limited liability company (“Hopper”), which is the general partner of High River. Beckton Corp., a Delaware corporation (“Beckton”) is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Holdings”). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company (“IPH”), which is the general partner of Icahn Capital L.P., a Delaware limited partnership (“Icahn Capital”). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”) and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of Icahn Master. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn (“Mr. Icahn,” and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore, the “Beneficial Owners” and each of them a “Beneficial Owner”). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Direct Beneficial Owners. In addition, Mr. Icahn is the indirect holder of approximately 87.9% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Holdings.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of Icahn Master. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises L.P. and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., through which Mr. Icahn manages various private investment funds, including Icahn Partners and Icahn Master, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation (“Starfire”), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The Direct Beneficial Owners and the Beneficial Owners may be deemed to beneficially own, in the aggregate, 27,803,015 Shares, representing approximately 2.15% of the Company’s outstanding Shares (based upon the 1,294,654,966 Shares stated to be outstanding as of January 24, 2014 by the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on January 31, 2013).

High River has sole voting power and sole dispositive power with regard to 5,560,403 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 13,203,721 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 9,038,891 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own the Shares which Icahn Master directly beneficially owns.

Shares purchased by each of the Direct Beneficial Owners are maintained in margin accounts that include positions in securities in addition to the Shares. As of February 28, 2014, the indebtedness of (i) High River’s margin account was approximately $528 million, (ii) Icahn Partners’ margin account was approximately $2,579 million, and (iii) Icahn Master’s margin account was approximately $1,763 million.

In addition to Mr. Icahn, High River, Hopper, Barberry, Icahn Partners, Icahn Master, Beckton, Icahn Enterprises GP, Icahn Enterprises Holdings, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore, the participants in the solicitation of proxies (the “Participants”) from Stockholders of eBay also include Daniel Ninivaggi and Jonathan Christodoro.  Daniel Ninivaggi is employed by an affiliate of High River, Icahn Capital and Icahn Enterprises.  Jonathan Christodoro is employed by High River, Icahn Capital and Icahn Enterprises.  From time to time, Daniel Ninivaggi and Jonathan Christodoro may serve on the boards of directors of entities in which Carl C. Icahn and/or his affiliates have an interest but do not control. In such situations Daniel Ninivaggi and Jonathan Christodoro may receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like). Neither Daniel Ninivaggi nor Jonathan Christodoro owns beneficially any interest in securities of eBay nor have they effected any transactions in securities of eBay during the past two years, and neither Daniel Ninivaggi nor Jonathan Christodoro will receive any special compensation in connection with this solicitation.

Two Year Summary Table:

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of call options, by the Participants and by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase and sale.

Name	Date	Shares Purchased/ Call Options Exercised
High River	01/10/2014	1,000
High River	01/10/2014	269,400
High River	02/18/2014	1,351,253 (1)
High River	02/18/2014	3,939,150 (1)

Icahn Partners	01/10/2014	641,707
Icahn Partners	02/18/2014	3,208,537 (1)
Icahn Partners	02/18/2014	9,353,477 (1)

Icahn Master	01/10/2014	439,293
Icahn Master	02/18/2014	2,196,471 (1)
Icahn Master	02/18/2014	6,403,127 (1)

(1)	The Direct Beneficial Owner acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

ANNEX A
Attachment 1-A

The following are American call options to purchase one Share of underlying Common Stock, purchased by the Direct Beneficial Owners, which were written by the broker indicated below with a $33.00 strike price and an expiration date of January 11, 2016, and which provided for physical settlement (unless the Direct Beneficial Owner opted for a cash settlement). These call options are further described in the chart set forth below. On February 18, 2014, the Direct Beneficial Owners exercised all of their respective call options.

Name	Date	Quantity	Broker
High River	01/10/2014	199,763	UBS AG
High River	01/13/2014	931,366	UBS AG
High River	01/14/2014	397,128	UBS AG
High River	01/15/2014	248,000	UBS AG
High River	01/16/2014	71,580	UBS AG
High River	01/17/2014	1,000,000	UBS AG
High River	01/21/2014	715,465	UBS AG
High River	01/22/2014	375,848	UBS AG
High River	01/22/2014	534,322	Nomura International PLC
High River	01/24/2014	96,347	Nomura International PLC
High River	01/27/2014	500,000	Nomura International PLC
High River	01/30/2014	134,271	Nomura International PLC
High River	01/31/2014	86,313	Nomura International PLC

Icahn Partners	01/10/2014	474,337	UBS AG
Icahn Partners	01/13/2014	2,211,519	UBS AG
Icahn Partners	01/14/2014	942,978	UBS AG
Icahn Partners	01/15/2014	588,874	UBS AG
Icahn Partners	01/16/2014	169,966	UBS AG
Icahn Partners	01/17/2014	2,374,491	UBS AG
Icahn Partners	01/21/2014	1,698,866	UBS AG
Icahn Partners	01/22/2014	892,446	UBS AG
Icahn Partners	01/22/2014	1,268,742	Nomura International PLC
Icahn Partners	01/24/2014	228,774	Nomura International PLC
Icahn Partners	01/27/2014	1,187,246	Nomura International PLC
Icahn Partners	01/30/2014	318,825	Nomura International PLC
Icahn Partners	01/31/2014	204,950	Nomura International PLC

Icahn Master	01/10/2014	324,717	UBS AG
Icahn Master	01/13/2014	1,513,945	UBS AG
Icahn Master	01/14/2014	645,536	UBS AG
Icahn Master	01/15/2014	403,126	UBS AG
Icahn Master	01/16/2014	116,353	UBS AG
Icahn Master	01/17/2014	1,625,509	UBS AG
Icahn Master	01/21/2014	1,162,996	UBS AG
Icahn Master	01/22/2014	610,945	UBS AG
Icahn Master	01/22/2014	868,544	Nomura International PLC
Icahn Master	01/24/2014	156,613	Nomura International PLC
Icahn Master	01/27/2014	812,754	Nomura International PLC
Icahn Master	01/30/2014	218,258	Nomura International PLC
Icahn Master	01/31/2014	140,302	Nomura International PLC

ANNEX A
Attachment 1-B

The following are European put options to sell one Share of Common Stock, which were written by the Direct Beneficial Owners to the broker indicated below, and, in each case, had a $33.00 strike price and an expiration date of January 11, 2015 or the date on which the corresponding American-style call option described in Annex A, Attachment 1-A was exercised. These options provided that they settled in cash and are further described in the chart set forth below. On February 19, 2014, the Direct Beneficial Owners exercised all of the call options described in Annex A, Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

Name	Date	Quantity	Broker
High River	01/10/2014	199,763	UBS AG
High River	01/13/2014	931,366	UBS AG
High River	01/14/2014	397,128	UBS AG
High River	01/15/2014	248,000	UBS AG
High River	01/16/2014	71,580	UBS AG
High River	01/17/2014	1,000,000	UBS AG
High River	01/21/2014	715,465	UBS AG
High River	01/22/2014	375,848	UBS AG
High River	01/22/2014	534,322	Nomura International PLC
High River	01/24/2014	96,347	Nomura International PLC
High River	01/27/2014	500,000	Nomura International PLC
High River	01/30/2014	134,271	Nomura International PLC
High River	01/31/2014	86,313	Nomura International PLC

Icahn Partners	01/10/2014	474,337	UBS AG
Icahn Partners	01/13/2014	2,211,519	UBS AG
Icahn Partners	01/14/2014	942,978	UBS AG
Icahn Partners	01/15/2014	588,874	UBS AG
Icahn Partners	01/16/2014	169,966	UBS AG
Icahn Partners	01/17/2014	2,374,491	UBS AG
Icahn Partners	01/21/2014	1,698,866	UBS AG
Icahn Partners	01/22/2014	892,446	UBS AG
Icahn Partners	01/22/2014	1,268,742	Nomura International PLC
Icahn Partners	01/24/2014	228,774	Nomura International PLC
Icahn Partners	01/27/2014	1,187,246	Nomura International PLC
Icahn Partners	01/30/2014	318,825	Nomura International PLC
Icahn Partners	01/31/2014	204,950	Nomura International PLC

Icahn Master	01/10/2014	324,717	UBS AG
Icahn Master	01/13/2014	1,513,945	UBS AG
Icahn Master	01/14/2014	645,536	UBS AG
Icahn Master	01/15/2014	403,126	UBS AG
Icahn Master	01/16/2014	116,353	UBS AG
Icahn Master	01/17/2014	1,625,509	UBS AG
Icahn Master	01/21/2014	1,162,996	UBS AG
Icahn Master	01/22/2014	610,945	UBS AG
Icahn Master	01/22/2014	868,544	Nomura International PLC
Icahn Master	01/24/2014	156,613	Nomura International PLC
Icahn Master	01/27/2014	812,754	Nomura International PLC
Icahn Master	01/30/2014	218,258	Nomura International PLC
Icahn Master	01/31/2014	140,302	Nomura International PLC

IMPORTANT

1.           If your shares of Common Stock are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, Georgeson, in the postage-paid envelope provided.

2.           If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares of Common Stock.

3.           If you have already submitted a white proxy card to eBay for the Annual Meeting, you may change your vote to a vote FOR the Nominees and FOR Proposal 6 by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to eBay. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please contact:

Georgeson
Call toll-free: (888) 497-9677
E-mail: spinpaypalnow@georgeson.com

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]
EBAY INC.
ANNUAL MEETING OF STOCKHOLDERS
[________] [__], 2014

GOLD PROXY CARD	GOLD PROXY CARD

This proxy is solicited by:

CARL C. ICAHN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP,
BECKTON CORP., DANIEL NINIVAGGI AND JONATHAN CHRISTODORO (THE “PARTICIPANTS”)

VOTING CONTROL NUMBER: ________________

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND
CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-337-3503, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 9.m. (EDT) on [_________] [__], 2014.

Visit the Internet voting Web site at www.proxy-direct.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. EDT) on [_________] [__], 2014.
Simply sign and date your proxy card and return it in the enclosed postage-paid envelope to Georgeson. If you are voting by telephone or the Internet, please do not mail your proxy card.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL
Your vote, whether by Internet, telephone or mail, must be received no later than
[_________] [__], 2014 to be included in the voting results.
Detach Here

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]
EBAY INC.
ANNUAL MEETING OF STOCKHOLDERS
[________] [__], 2014

GOLD PROXY CARD	GOLD PROXY CARD

This proxy is solicited by:

CARL C. ICAHN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP., DANIEL NINIVAGGI AND JONATHAN CHRISTODORO (THE “PARTICIPANTS”)

The undersigned hereby appoints and constitutes each of Jonathan Christodoro, Jesse Lynn and Louis Pastor (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of eBay Inc. (“eBay”) to be held on [________] [__], 2014 at [_____] a.m. (Pacific Standard Time) at Town Square, 2161 North First Street, San Jose, California 95131, and at any adjournment or postponement or continuations thereof (the “Annual Meeting”), hereby revoking any proxies previously executed for the Annual Meeting, to vote all shares of Common Stock of eBay held or owned by the undersigned as directed below.

IF NO DIRECTION IS MADE, EXCEPT IN THE CASE OF BROKER NON-VOTES, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES: (I) FOR THE ELECTION OF MR. DANIEL NINIVAGGI AND MR. JONATHAN CHRISTODORO AND EACH OF THE EBAY NOMINEES OTHER THAN SCOTT COOK AND FRED D. ANDERSON; (II) AGAINST THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF EBAY’S NAMED EXECUTIVE OFFICERS; (III) AGAINST THE AMENDMENT AND RESTATEMENT OF EBAY’S 2008 EQUITY INCENTIVE AWARD PLAN; (IV) FOR THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS EBAY’S INDEPENDENT AUDITORS FOR 2014; (V) FOR THE STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING; AND (VI) FOR THE PARTICIPANTS’ STOCKHOLDER PROPOSAL THAT THE BOARD AND MANAGEMENT OF EBAY ACT EXPEDITIOUSLY TO SEPARATE PAYPAL FROM EBAY.

The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at [_______________________].
SIGN, DATE AND MAIL YOUR PROXY TODAY
UNLESS YOU HAVE VOTED BY TELEPHONE OR BY INTERNET,
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE RECEIVED NO LATER THAN [_____] AM, [__________] STANDARD TIME, [_______] [__], 2014, TO BE INCLUDED IN THE VOTING RESULTS.

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]

[X]           PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE PARTICIPANTS RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

1.	Election of directors -- Nominees:	[ ]	[ ]	[ ]

		FOR ALL	WITHHELD	FOR ALL
		NOMINEES	FROM ALL	EXCEPT
NOMINEES
(1) Mr. Daniel A. Ninivaggi
(2) Mr. Jonathan Christodoro

PLUS the persons who have been nominated by eBay to serve as directors, other than Scott Cook and Fred D. Anderson.  The Participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Scott Cook and Fred D. Anderson. There is no assurance that any of the eBay nominees, will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement and form of proxy distributed by eBay for the names, background, qualifications and other information concerning the eBay nominees.

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE THEN VOTED FOR THE REMAINING NOMINEE(S).
_____________________________________________________________________________

THE PARTICIPANTS INTEND TO VOTE, AND RECOMMEND THAT YOU SHOULD VOTE “AGAINST” PROPOSALS 2 AND 3 BELOW.

2.	eBay’s proposal for approval, by advisory vote, of the compensation of eBay’s named executive officers.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	eBay’s proposal for approval of the amendment and restatement of eBay’s 2008 Equity Incentive Award Plan.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THE PARTICIPANTS RECOMMEND THAT YOU VOTE “FOR” PROPOSALS 4, 5 AND 6 BELOW.

4.	eBay’s proposal for ratification of the appointment of PricewaterhouseCoopers LLP as eBay’s independent auditors for the fiscal year ending December 31, 2014.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5.	Stockholder proposal regarding Stockholder action by written consent without a meeting.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

6.	Advisory Vote To Recommend the Board and Management Act Expeditiously to Separate PayPal from eBay.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Please be sure to sign and date this Proxy.

------------------------------------------------------------------------	----------------------------------
Signature(s) of Shareholder(s)	Date

------------------------------------------------------------------------	----------------------------------
Signature(s) if held jointly	Date

------------------------------------------------------------------------
Title, if any

Please sign exactly as your name(s) appear(s) on this proxy. When Shares are held jointly, each holder should sign. When signing as Executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.